Transaction Information
Name of Purchasing Fund: Principal Small Cap Value
Fund I
Name of Issuer: RailAmerica, Inc. (RA) IPO

Cusip/Sedol/ISIN of Security Purchased: 75075340
Date of Transaction: 10/12/2009
Date Offering Commenced: 10/12/2009
Purchase Price/Unit (Net of fees and expenses):
 $15.00
Offering Price at Close of 1st full business day on which sales were made: $15.00
Underwriting Commission, Spread or Profit: $0.98
Name of Underwriter from whom Purchased: Citigroup Global Markets

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 6,400
Principal Amount of Purchase in Fund: 96,000.00
Aggregate Principal Amount of Purchase: 1,842,000
Principal Amount of Total Offering: $330,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal Small Cap Value
Fund I
Name of Issuer: Dole Food Company, Inc.
(DOLE) IPO
Cusip/Sedol/ISIN of Security Purchased: 25660310
Date of Transaction: 10/22/2009
Date Offering Commenced: 10/22/2009
Purchase Price/Unit (Net of fees and expenses):
 $12.50
Offering Price at Close of 1st full business day on which sales were made: $12.50
Underwriting Commission, Spread or Profit: $0.75
Name of Underwriter from whom Purchased: Goldman Sachs and Co New
York
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 25,600
Principal Amount of Purchase in Fund: 320,000.00
Aggregate Principal Amount of Purchase: 23,170,000
Principal Amount of Total Offering: $446,437,500
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal  High Yield Fund
I
Name of Issuer: United Airlines, Inc.
(UAUA 10.40% November 1, 2016)
Cusip/Sedol/ISIN of Security Purchased: 902552AB
Date of Transaction: 10/05/2009
Date Offering Commenced: 10/05/2009
Purchase Price/Unit (Net of fees and expenses):
 $100.00
Offering Price at Close of 1st full business day on which sales were made: $100.00
Underwriting Commission, Spread or Profit: $1.35
Name of Underwriter from whom Purchased: Morgan Stanley and Co
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 625,000
Principal Amount of Purchase in Fund: 6,250,000.00
Aggregate Principal Amount of Purchase: 23,825,000
Principal Amount of Total Offering: $659,107,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal  High Yield Fund
I
Name of Issuer: K. Hovnanian Enterprises
(HOV 10.625% October 15, 2016 144A)
Cusip/Sedol/ISIN of Security Purchased: 442488BF
Date of Transaction: 10/05/2009
Date Offering Commenced: 10/05/2009
Purchase Price/Unit (Net of fees and expenses):
 $98.21
Offering Price at Close of 1st full business day on which sales were made: $98.21
Underwriting Commission, Spread or Profit: $1.75
Name of Underwriter from whom Purchased: Credit Suisse Securities

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 1,750,000
Principal Amount of Purchase in Fund: 1,718,640.00
Aggregate Principal Amount of Purchase: 29,167,776
Principal Amount of Total Offering: $770,932,800
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal  High Yield Fund
I
Name of Issuer: Solutia Inc. (SOA 8.75%
November 1, 2017)
Cusip/Sedol/ISIN of Security Purchased: 834376AK
Date of Transaction: 10/09/2009
Date Offering Commenced: 10/09/2009
Purchase Price/Unit (Net of fees and expenses):
 $100.00
Offering Price at Close of 1st full business day on which sales were made: $100.00
Underwriting Commission, Spread or Profit: $2.25
Name of Underwriter from whom Purchased: Deutshe Bank Securities

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 250,000
Principal Amount of Purchase in Fund: 250,000.00
Aggregate Principal Amount of Purchase: 6,285,000
Principal Amount of Total Offering: $400,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal  High Yield Fund
I
Name of Issuer: Viasat Inc. (VSAT 8.875%
September 15, 2016 144A)
Cusip/Sedol/ISIN of Security Purchased: 92552VAA
Date of Transaction: 10/19/2009
Date Offering Commenced: 10/192009
Purchase Price/Unit (Net of fees and expenses):
 $98.76
Offering Price at Close of 1st full business day on which sales were made: $98.76
Underwriting Commission, Spread or Profit: $2.50
Name of Underwriter from whom Purchased: Banc of America Securities
LLC
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 65,000
Principal Amount of Purchase in Fund: 64,192.00
Aggregate Principal Amount of Purchase: 938,192
Principal Amount of Total Offering: $271,581,750
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal  High Yield Fund
I
Name of Issuer: MDC Partners Inc. (MDCA
11.00% November 1, 2016 144A)
Cusip/Sedol/ISIN of Security Purchased: 552697AD
Date of Transaction: 10/20/2009
Date Offering Commenced: 10/20/2009
Purchase Price/Unit (Net of fees and expenses):
 $95.34
Offering Price at Close of 1st full business day on which sales were made: $95.34
Underwriting Commission, Spread or Profit: $2.50
Name of Underwriter from whom Purchased: Goldman Sachs and Company

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 75,000
Principal Amount of Purchase in Fund: 71,502.00
Aggregate Principal Amount of Purchase: 257,407
Principal Amount of Total Offering: $214,506,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal  High Yield Fund
I
Name of Issuer: Navistar International
Corporation (NAV8.23% November 1, 2021)
Cusip/Sedol/ISIN of Security Purchased: 63934EAM
Date of Transaction: 10/22/2009
Date Offering Commenced: 10/22/2009
Purchase Price/Unit (Net of fees and expenses):
 $96.33
Offering Price at Close of 1st full business day on which sales were made: $96.33
Underwriting Commission, Spread or Profit: $1.65
Name of Underwriter from whom Purchased: Credit Suisse Securities

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 650,000
Principal Amount of Purchase in Fund: 626,132.00
Aggregate Principal Amount of Purchase: 15,971,182
Principal Amount of Total Offering: $963,280,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal  High Yield Fund
I
Name of Issuer: Navios Maritime Holdings
(NAVIOS 8.875% November 1, 2017 144A)
Cusip/Sedol/ISIN of Security Purchased: 639365AC
Date of Transaction: 10/22/2009
Date Offering Commenced: 10/22/2009
Purchase Price/Unit (Net of fees and expenses):
 $98.60
Offering Price at Close of 1st full business day on which sales were made: $98.60
Underwriting Commission, Spread or Profit: $2.00
Name of Underwriter from whom Purchased: Banc of America Securities
LLC.
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 625,000
Principal Amount of Purchase in Fund: 616,269.00
Aggregate Principal Amount of Purchase: 7,469,177
Principal Amount of Total Offering: $394,412,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal  High Yield Fund
I
Name of Issuer: Universal City Development
(UCD 8.875% November 15, 2015 144A)
Cusip/Sedol/ISIN of Security Purchased: 913405AD
Date of Transaction: 10/27/2009
Date Offering Commenced: 10/27/2009
Purchase Price/Unit (Net of fees and expenses):
 $98.86
Offering Price at Close of 1st full business day on which sales were made: $98.86
Underwriting Commission, Spread or Profit: $2.25
Name of Underwriter from whom Purchased: Banc America Securities

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 165,000
Principal Amount of Purchase in Fund: 163,112.00
Aggregate Principal Amount of Purchase: 1,937,578
Principal Amount of Total Offering: $395,424,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal  High Yield Fund
I
Name of Issuer: Universal City Development
(UCD 10.875% November 15, 2016 144A)
Cusip/Sedol/ISIN of Security Purchased: 913405AF
Date of Transaction: 10/27/2009
Date Offering Commenced: 10/27/2009
Purchase Price/Unit (Net of fees and expenses):
 $98.80
Offering Price at Close of 1st full business day on which sales were made: $98.80
Underwriting Commission, Spread or Profit: $2.50
Name of Underwriter from whom Purchased: Banc America Securities

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 225,000
Principal Amount of Purchase in Fund: 222,291.00
Aggregate Principal Amount of Purchase: 938,562
Principal Amount of Total Offering: $222,291,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal  High Yield Fund
I
Name of Issuer: Berry Plastics Escrow
(BERRY 8.25 % November 15, 2015 144A)
Cusip/Sedol/ISIN of Security Purchased: 08579AAA
Date of Transaction: 10/28/2009
Date Offering Commenced: 10/28/2009
Purchase Price/Unit (Net of fees and expenses):
 $98.84
Offering Price at Close of 1st full business day on which sales were made: $98.84
Underwriting Commission, Spread or Profit: $2.25
Name of Underwriter from whom Purchased: Banc America Securities

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 630,000
Principal Amount of Purchase in Fund: 622,698.00
Aggregate Principal Amount of Purchase: 7,393,307
Principal Amount of Total Offering: $365,711,700
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal Small Cap Value
Fund I
Name of Issuer: RUE 21, Inc. (RUE) IPO
Cusip/Sedol/ISIN of Security Purchased: 78129510
Date of Transaction: 11/12/2009
Date Offering Commenced: 11/12/2009
Purchase Price/Unit (Net of fees and expenses):
 $19.00
Offering Price at Close of 1st full business day on which sales were made: $19.00
Underwriting Commission, Spread or Profit: $1.33
Name of Underwriter from whom Purchased: Goldman Sach and Company
New York
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 3,400
Principal Amount of Purchase in Fund: 64,600.00
Aggregate Principal Amount of Purchase: 1,278,700
Principal Amount of Total Offering: $128,543,303
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal Small Cap Value
Fund I
Name of Issuer: RehabCare Group Inc.
(RHAB)  Secondary
Cusip/Sedol/ISIN of Security Purchased: 75914810
Date of Transaction: 11/12/2009
Date Offering Commenced: 11/12/2009
Purchase Price/Unit (Net of fees and expenses):
 $24.00
Offering Price at Close of 1st full business day on which sales were made: $24.00
Underwriting Commission, Spread or Profit: $1.20
Name of Underwriter from whom Purchased: Merrill Lynch and Company

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 3,600
Principal Amount of Purchase in Fund: 86,400.00
Aggregate Principal Amount of Purchase: 2,647,200
Principal Amount of Total Offering: $129,600,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal Small Cap Value
Fund I
Name of Issuer: SVB Financial Group (SIVB)
Secondary
Cusip/Sedol/ISIN of Security Purchased: 78486Q10
Date of Transaction: 11/18/2009
Date Offering Commenced: 11/18/2009
Purchase Price/Unit (Net of fees and expenses):
 $38.50
Offering Price at Close of 1st full business day on which sales were made: $38.50
Underwriting Commission, Spread or Profit: $1.83
Name of Underwriter from whom Purchased: Merrill Lynch and Company
Inc.
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 8,100
Principal Amount of Purchase in Fund: 311,850.00
Aggregate Principal Amount of Purchase: 28,612,661
Principal Amount of Total Offering: $300,300,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal  High Yield Fund
I
Name of Issuer: Netflix Inc. (NFLX 8.50%
November 15, 2017 144A)
Cusip/Sedol/ISIN of Security Purchased: 64110LAA
Date of Transaction: 11/03/2009
Date Offering Commenced: 11/03/2009
Purchase Price/Unit (Net of fees and expenses):
 $100.00
Offering Price at Close of 1st full business day on which sales were made: $100.00
Underwriting Commission, Spread or Profit: $2.25
Name of Underwriter from whom Purchased: Morgan Stanley and Company

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 1,175,000
Principal Amount of Purchase in Fund: 1,175,000.00
Aggregate Principal Amount of Purchase: 2,885,000
Principal Amount of Total Offering: $200,00,0000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal  High Yield Fund
I
Name of Issuer: Colt Beverages Inc. (BCB
8.375% November 15, 2017 144A)
Cusip/Sedol/ISIN of Security Purchased: 221643AC
Date of Transaction: 11/03/2009
Date Offering Commenced: 11/03/2009
Purchase Price/Unit (Net of fees and expenses):
 $98.58
Offering Price at Close of 1st full business day on which sales were made: $98.58
Underwriting Commission, Spread or Profit: $2.00
Name of Underwriter from whom Purchased: Barclays Capital Inc.
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 385,000
Principal Amount of Purchase in Fund: 379,514.00
Aggregate Principal Amount of Purchase: 4,411,231
Principal Amount of Total Offering: $211,936,250
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal  High Yield Fund
I
Name of Issuer: Virgin Media Finance PLC
(VMED 8.375% October 15, 2019)
Cusip/Sedol/ISIN of Security Purchased: 92769VAB
Date of Transaction: 11/04/2009
Date Offering Commenced: 11/04/2009
Purchase Price/Unit (Net of fees and expenses):
 $98.36
Offering Price at Close of 1st full business day on which sales were made: $98.36
Underwriting Commission, Spread or Profit: $1.48
Name of Underwriter from whom Purchased: Deutsche BankSecurities

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 315,000
Principal Amount of Purchase in Fund: 309,847.00
Aggregate Principal Amount of Purchase: 10,997,095
Principal Amount of Total Offering: $590,184,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal  High Yield Fund
I
Name of Issuer: Toys R US (TOY 8.50%
December 1, 2017 144A)
Cusip/Sedol/ISIN of Security Purchased: 89236MAA
Date of Transaction: 11/10/2009
Date Offering Commenced: 11/10/2009
Purchase Price/Unit (Net of fees and expenses):
 $98.57
Offering Price at Close of 1st full business day on which sales were made: $98.57
Underwriting Commission, Spread or Profit: $1.97
Name of Underwriter from whom Purchased: Bank of America Securities

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 1,020,000
Principal Amount of Purchase in Fund: 1,005,445.00
Aggregate Principal Amount of Purchase: 12,641,987
Principal Amount of Total Offering: $714,654,250
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal  High Yield Fund
I
Name of Issuer: Swift Energy Company (FY
8.75%  January 15, 2020)
Cusip/Sedol/ISIN of Security Purchased: 870738AG
Date of Transaction: 11/10/2009
Date Offering Commenced: 11/10/2009
Purchase Price/Unit (Net of fees and expenses):
 $98.39
Offering Price at Close of 1st full business day on which sales were made: $98.39
Underwriting Commission, Spread or Profit: $2.00
Name of Underwriter from whom Purchased: Goldman Sachs and Company

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 650,000
Principal Amount of Purchase in Fund: 639,529.00
Aggregate Principal Amount of Purchase: 9,838,900
Principal Amount of Total Offering: $221,375,250
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal  High Yield Fund
I
Name of Issuer: Triumph Group Inc. (TGI
8.00% November 15, 2017 144A)
Cusip/Sedol/ISIN of Security Purchased: 896818AC
Date of Transaction: 11/10/2009
Date Offering Commenced: 11/10/2009
Purchase Price/Unit (Net of fees and expenses):
 $98.56
Offering Price at Close of 1st full business day on which sales were made: $98.56
Underwriting Commission, Spread or Profit: $2.00
Name of Underwriter from whom Purchased: Banc of America Securities

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 320,000
Principal Amount of Purchase in Fund: 315,386.00
Aggregate Principal Amount of Purchase: 4,642,082
Principal Amount of Total Offering: $172,476,500
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal  High Yield Fund
I
Name of Issuer: Belo Corp. (BLC 8%
November 15, 2016)
Cusip/Sedol/ISIN of Security Purchased: 080555AJ
Date of Transaction: 11/10/2009
Date Offering Commenced: 11/10/2009
Purchase Price/Unit (Net of fees and expenses):
 $98.05
Offering Price at Close of 1st full business day on which sales were made: $98.05
Underwriting Commission, Spread or Profit: $2.00
Name of Underwriter from whom Purchased: Banc of America Securities

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 85,000
Principal Amount of Purchase in Fund: 83,338.00
Aggregate Principal Amount of Purchase: 1,843,246
Principal Amount of Total Offering: $269,623,750
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal  High Yield Fund
I
Name of Issuer: UnityMedia Gmbh (UNITY
8.125% December 1, 2017 144A)
Cusip/Sedol/ISIN of Security Purchased: 90320RAA
Date of Transaction: 11/17/2009
Date Offering Commenced: 11/17/2009
Purchase Price/Unit (Net of fees and expenses):
 $97.84
Offering Price at Close of 1st full business day on which sales were made: $97.84
Underwriting Commission, Spread or Profit: $2.50
Name of Underwriter from whom Purchased: Credit Suisse Securities

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 440,000
Principal Amount of Purchase in Fund: 430,514.00
Aggregate Principal Amount of Purchase: 5,117,241
Principal Amount of Total Offering: $826,781,800
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal  High Yield Fund
I
Name of Issuer: Revlon Consumer Products
Corporation (REV 9.75% November 15, 2015 144A)
Cusip/Sedol/ISIN of Security Purchased: 761519BA
Date of Transaction: 11/13/2009
Date Offering Commenced: 11/13/2009
Purchase Price/Unit (Net of fees and expenses):
 $98.90
Offering Price at Close of 1st full business day on which sales were made: $98.90
Underwriting Commission, Spread or Profit: $2.00
Name of Underwriter from whom Purchased: Citigroup Global Markets

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 555,000
Principal Amount of Purchase in Fund: 548,895.00
Aggregate Principal Amount of Purchase: 13,341,610
Principal Amount of Total Offering: $326,370,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal  High Yield Fund
I
Name of Issuer: Hanesbrands Inc. (HBI
8.00% December 15, 2016)
Cusip/Sedol/ISIN of Security Purchased: 410345AF
Date of Transaction: 12/03/2009
Date Offering Commenced: 12/03/2009
Purchase Price/Unit (Net of fees and expenses):
 $98.69
Offering Price at Close of 1st full business day on which sales were made: $98.69
Underwriting Commission, Spread or Profit: $2.25
Name of Underwriter from whom Purchased: Goldman Sachs and company

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 250,000
Principal Amount of Purchase in Fund: 246,715.00
Aggregate Principal Amount of Purchase: 1,430,947
Principal Amount of Total Offering: $493,430,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: McJunkin Red Man
Corporation (MRC 9.50% December 15, 2016 144A)
Cusip/Sedol/ISIN of Security Purchased: 581241AA
Date of Transaction: 12/16/2009
Date Offering Commenced: 12/16/2009
Purchase Price/Unit (Net of fees and expenses):
 $97.53
Offering Price at Close of 1st full business day on which sales were made: $97.53
Underwriting Commission, Spread or Profit: $1.75
Name of Underwriter from whom Purchased: Goldman Sachs and Company

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 1,070,000
Principal Amount of Purchase in Fund: 1,043,603.00
Aggregate Principal Amount of Purchase: 23,310,674
Principal Amount of Total Offering: 975,330,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Trimas Corporation (TRS
9.75% December 15, 2017 144A)
Cusip/Sedol/ISIN of Security Purchased: 896215AE
Date of Transaction: 12/17/2009
Date Offering Commenced: 12/17/2009
Purchase Price/Unit (Net of fees and expenses):
 $97.99
Offering Price at Close of 1st full business day on which sales were made: $97.99
Underwriting Commission, Spread or Profit: $2.13
Name of Underwriter from whom Purchased: Credit Suisse Securities

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 300,000
Principal Amount of Purchase in Fund: 293,976.00
Aggregate Principal Amount of Purchase: 3,037,752
Principal Amount of Total Offering: 244,980,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal Small Cap Value
Fund I
Name of Issuer: Cloud Peak Energy  Inc..
(CLD) IPO
Cusip/Sedol/ISIN of Security Purchased: 18911Q10
Date of Transaction: 11/19/2009
Date Offering Commenced: 11/19/2009
Purchase Price/Unit (Net of fees and expenses):
 $15.00
Offering Price at Close of 1st full business day on which sales were made: $15.00
Underwriting Commission, Spread or Profit: $0.83
Name of Underwriter from whom Purchased: Morgan Stanley and Company

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 13,700
Principal Amount of Purchase in Fund: 205,500.00
Aggregate Principal Amount of Purchase: 3,712,500
Principal Amount of Total Offering: $459,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Wind Acquisition Holding
(WINDIM 12.25% July 15, 2017 144A)
Cusip/Sedol/ISIN of Security Purchased: 97315LAA
Date of Transaction: 12/10/2009
Date Offering Commenced: 12/10/2009
Purchase Price/Unit (Net of fees and expenses):
 $98.33
Offering Price at Close of 1st full business day on which sales were made: $98.33
Underwriting Commission, Spread or Profit: $1.75
Name of Underwriter from whom Purchased: Morgan Stanley and Company

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 775,000
Principal Amount of Purchase in Fund: 762,019.00
Aggregate Principal Amount of Purchase: 11,194,301
Principal Amount of Total Offering: 614,531,250
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: PIF Inc. California
Municipal
Name of Issuer: California State Economic
Recovery Bonds
Cusip/Sedol/ISIN of Security Purchased: 13067JKU4
Date of Transaction: 10/30/2009
Date Offering Commenced: 10/30/2009
Purchase Price/Unit (Net of fees and expenses):
 $104.302
Offering Price at Close of 1st full business day on which sales were made: $104.302
Underwriting Commission, Spread or Profit: $6.05
Name of Underwriter from whom Purchased: Barclays Capital
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $3,000,000
Principal Amount of Purchase in Fund: $3,129,060
Aggregate Principal Amount of Purchase: $20,000,000
Principal Amount of Total Offering: $3,435,615,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   Yes
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Tax Exempt Bond

Name of Issuer: California State Economic
Recovery Bonds
Cusip/Sedol/ISIN of Security Purchased: 13067JKU4
Date of Transaction: 10/30/2009
Date Offering Commenced: 10/30/2009
Purchase Price/Unit (Net of fees and expenses):
 $104.302
Offering Price at Close of 1st full business day on which sales were made: $104.302
Underwriting Commission, Spread or Profit: $6.05
Name of Underwriter from whom Purchased: Barclays Capital
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $1,000,000
Principal Amount of Purchase in Fund: $1,043,020
Aggregate Principal Amount of Purchase: $20,000,000
Principal Amount of Total Offering: $3,435,615,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   Yes
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

Signature of Portfolio Manager Printed Name